YONGDING SHANGZHAI COAL MINE CO., LTD
FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

YONGDING SHANGZHAI COAL MINE CO., LTD
INDEX TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Yongding Shangzhai Coal Mine Co., Ltd

We have audited the accompanying balance sheets of Yongding Shangzhai Coal Mine Co., Ltd (the "Company") as of December 31, 2010 and 2009 and the statements of income and comprehensive income, shareholders’ equity and cash flows for the years ended December 31, 2010 and 2009. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years ended December 31, 2010 and 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Parker Randall
Parker Randall CF (H.K.) CPA Limited
Certified Public Accountants,
Hong Kong
April 12, 2010

YONGDING SHANGZHAI COAL MINE CO., LTD
BALANCE SHEETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

		December 31,	December 31,
	Notes	2010	2009
ASSETS		$	$
Current assets
Cash		526,564	395,733
Other receivables	3	232,802	384,988
Prepaid expenses	4	2,065,542	-
Total current assets		2,824,908	780,721

Non-current assets
Property, Plant and Equipment, net	5	15,056,286	11,299,206
Intangible asset, net	6	358,742	412,182
Total non-current assets		15,415,028	11,711,388
TOTAL ASSETS		18,239,936	12,492,109

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Other payables and accrued liabilities	7	2,290,552	2,146,897
Due to a director	8	-	1,468,908
Total current liabilities		2,290,552	3,615,805

Non-current liabilities
Long-term borrowings	9	11,495,312	7,532,538
Total non-current liabilities		11,495,312	7,532,538
TOTAL LIABILITIES		13,785,864	11,148,343

STOCKHOLDER’S EQUITY
Paid-in capital		123,913	123,913
Reserve		73,191	73,191
Retained earnings		4,200,339	1,182,962
Effect of foreign currency translation		56,629	(36,300)
TOTAL STOCKHOLDER’S EQUITY		4,454,072	1,343,766
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY		18,239,936	12,492,109

See accompanying notes to the financial statement

YONGDING SHANGZHAI COAL MINE CO., LTD
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

		Years ended	Years ended
	Notes	December 31,	December 31,
		2010	2009
			$
Sales		13,666,807	15,483,419
Less: Sales Tax		49,037	73,670
Net sales		13,617,770	15,409,749
Cost of sales		(6,702,426)	(9,171,294)
Gross profit		6,915,344	6,238,455
Selling expenses		(570)	(1,746)
Administrative expenses		(1,912,758)	(1,305,289)
Depreciation and amortization		(120,889)	(91,816)
Profit from operations		4,881,127	4,839,604
Other non-operating expenses		(343,427)	(2,679,816)
Other income		42,196	397,727
Interest expense		(1,434,697)	(504,143)
Income before tax		3,145,199	2,053,372
Income tax	10	(127,822)	(192,031)
Net income		3,017,377	1,861,341
Other comprehensive income
- Effects of foreign currency conversion		92,929	418
Comprehensive income		3,110,306	1,861,759

See accompanying notes to the financial statements

YONGDING SHANGZHAI COAL MINE CO., LTD
STATEMENTS OF SHAREHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

				Accumulated
				other
	Paid-in		Retained	comprehensive
	capital	Reserve	earnings	income	Total
	$	$	$	$	$

Balance at December 31, 2008	123,913	-	(605,188)	(36,718)	(517,993)

Net income for the year	-	-	1,861,341	-	1,861,341
Appropriation to statutory reserves	-	73,191	(73,191)	-	-
Foreign currency translation adjustment	-	-	-	418	418

Balance at December, 2009	123,913	73,191	1,182,962	(36,300)	1,343,766

Net income for the year	-	-	3,017,377	-	3,017,377
Foreign currency translation adjustment	-	-	-	92,929	92,929

Balance at December, 2010	123,913	73,191	4,200,339	56,629	4,454,072

See accompanying notes to the financial statements

YONGDING SHANGZHAI COAL MINE CO., LTD
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

	Year ended	Year ended
	December,	December
	2010	31, 2009
	$	$
Cash Flows from Operating Activities
Net income	3,017,377	1,861,341
Provided by operating activities:
Depreciation and amortization	913,028	891,008
loss on retirement of fixed assets	315,725	2,673,302
Changes in assets and liabilities:
Other receivables	161,625	(237,168)
Prepaid expenses	(2,033,985)	-
Other payables and accrued liabilities	80,212	407,185
Net cash provided by operating activities	2,453,982	5,595,668

Cash Flows from Investing Activities
Purchase of property and equipment	(4,517,961)	(1,119,195)
Proceeds from disposal of property and equipment	-	102,805
Net cash used in investing activities	(4,517,961)	(1,016,390)
Cash flows from financing activities
Cash receipts from amounts borrowed	5,466,745	731,916
Cash repayments of amounts borrowed	(3,286,025)	(5,003,367)
Net cash provided by/(used in) financing activities	2,180,720	(4,271,451)

Effect of foreign currency translation on cash and cash equivalents	14,090	228

Net increase in cash and cash equivalents	130,831	308,055
Cash and cash equivalents at beginning of year	395,733	87,678

Cash and cash equivalents at end of year	526,564	395,733

Supplemental disclosure of cash flow information:
Cash paid for interests	1,685,515	519,513
Cash paid for income taxes	127,822	192,031

See accompanying notes to the financial statements

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
(Stated in US Dollars)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

The Company was incorporated in the People's Republic of China ("PRC") on August 4, 2005 in Fujian province, with the principle business of coal mining and production.

As of December 20, 2010, the Company has completed for the total share capital transfer to Dragon International Resources Group Co, Limited and been approved for the change as foreign investment company in RPC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

(b) Basis of Presentation

The Company's financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP").

This basis of accounting differs in certain material respects from that used for the preparation of the books of account of the Company, which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to enterprises with limited liabilities established in the PRC ("PRC GAAP"), the accounting standards used in the places of their domicile. The accompanying financial statements reflect necessary adjustments not recorded in the books of account of the Company to present them in conformity with US GAAP.

(c) Economic and Political Risks

The Company's operations are conducted in the PRC. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
(Stated in US Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(d) Use of Estimates

In preparing of the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods. These accounts and estimates include, but are not limited to, the valuation of accounts receivable, inventories, deferred income taxes and the estimation on useful lives of plant and machinery. Actual results could differ from those estimates.

(e) Concentrations of Credit Risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents and amounts due from a related party. The Company places its cash with financial institutions with high-credit ratings and quality. In addition, the Company conducts periodic reviews of the related party financial conditions and payment practices.

During the year ended December 31, 2010, five customers represented 12.0%, 10.0%, 9.1%, 8.0% and 5.8% of the total revenue, respectively. During the year ended December 31, 2009, five customers represented 15.4%, 15.3%, 15.2%, 15.1% and 15.0% of the total revenue, respectively. The Company’s revenue is generated from buyers in mainland China.

(f) Cash and Cash Equivalents

The Company considers all highly liquid investments with initial maturities of three months or less to be cash equivalents.

(g) Property, plant and equipment

Property, plant and equipment, are stated at cost less depreciation and amortization and accumulated impairment loss. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use. Maintenance, repairs and betterments, including replacement of minor items, are charged to expense; major additions to physical properties are capitalized.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
(Stated in US Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(g) Property, plant and equipment(Continued)

Depreciation of property, plant and equipment is calculated to written off the cost, less their estimated residual value, if any, using the straight-line method over their estimated useful lives. The estimated useful lives are as follows:

Leasehold improvements and buildings	20 years
Machinery	10 years
Motor vehicles	5 years
Office equipment	5 years

(h) Intangible asset

Intangible asset represents the coal mining right and is recorded at cost less accumulated amortization. Amortization is provided over the term of the right agreements on a straight-line basis with the estimated useful lives of 10 years.

(i) Foreign Currency Translation

The Company maintains its financial statements in the functional currency. The functional currency of the Company is the Renminbi (RMB). Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company which are prepared using the functional currency have been translated into United States dollars. Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates. Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
(Stated in US Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(i) Foreign Currency Translation(Continued)

	2010.12.31	2009.12.31

Year end US$ : RMB exchange rate	6.6227	6.8282
Average periodic US$ : RMB exchange rate	6.7255	6.8314

RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(j) Revenue Recognition

The Company’s revenue recognition policies are in compliance with SEC Staff Accounting Bulletin (“SAB”) 104 (codified in FASB ASC Topic 480). Coal sales revenues represent sales to individual customers who sold the coal to coal processing companies, power stations and steel factories. Sales revenue is recognized when a formal arrangement exists, which is generally represented by a contract between the Company and the buyer; the price is fixed or determinable; title has passed to the buyer, which generally is at the time of delivery; no other significant obligations of the Company exist and collectability is reasonably assured.

(k) Cost of Revenue

Cost of revenue consists primarily of labour cost, governmental charges of coal excavation and related expenses which are directly attributable to coal excavation.

(l)Statutory Reserves

Pursuant to the applicable laws in PRC, PRC entities are required to make appropriations to three non-distributable reserve funds, the statutory surplus reserve, statutory public welfare fund, and discretionary surplus reserve, based on after-tax net earnings as determined in accordance with the PRC GAAP, after offsetting any prior years’ losses. Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net earnings until the reserve is equal to 50% of the entity's registered capital.

The Company allocated 50% of the registered capital by $73,191 from after-tax net earnings to statutory surplus reserve for the year ended December 31, 2009.There was no statutory surplus reserve provided for the year ended December 2010.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
(Stated in US Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(m) Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” codified in FASB ASC Topic 740, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

(n) Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current components of other comprehensive income are the foreign currency translation adjustment.

(o) Recent Accounting Pronouncements

In April 2009, the FASB issued FSP 157-4, DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. FSP 157-4 does not require disclosures for earlier periods presented for comparative purposes at initial adoption. In periods after initial adoption, FSP 157-4 requires comparative disclosures only for periods ending after initial adoption. The adoption of the provisions of FSP 157-4 is not anticipated to materially impact on the Company’s results of operations or the fair values of its assets and liabilities.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
(Stated in US Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(o) Recent Accounting Pronouncements (Continued)

In May 2009, the FASB issued FSP SFAS 165 “Subsequent Events”. The objective of this Statement is to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for the interim and annual periods ending after June 15, 2009, which is now codified as FASB ASC 855 “Subsequent Events”. The adoption of FASB ASC 855 did not have a material impact on the Company’s financial position, results of operations and cash flows. Effective February 24, 2010, the Company adopted Accounting Standards Update (“ASU”) No. 2010-09, “Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements”, which removes the requirement to disclose the date through which subsequent events have been evaluated. The adoption of the ASU did not have a material impact on the Company’s financial position, results of operations and cash flows.

In June 2009, the FASB issued SFAS 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No 162”, which supersedes all existing non-SEC accounting and reporting standards. The codification does not change GAAP but rather organizes it into a new hierarchy with two levels: authoritative and non-authoritative. All authoritative GAAP carries equal weight and is organized in a topical structure. The adoption of SFAS 168 did not have a material impact on the Company’s financial position, results of operations and cash flows.

In August 2009, the FASB issued ASU No. 2009-05, “Measuring Liabilities at Fair Value”, which is codified as ASC 820, “Fair Value Measurements and Disclosures”. This Update provides amendments to ASC 820-10, Fair Value Measurements and Disclosures –Overall, for the fair value measurement of liabilities. This Update provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using a valuation technique that uses the quoted price of the identical liability when traded as an asset, quoted prices for similar liabilities or similar liabilities when traded as assets, or that is consistent with the principles of ASC 820. The amendments in this Update also clarify that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents transfer of the liability.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
(Stated in US Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(o) Recent Accounting Pronouncements (Continued)

The amendments in this Update clarify that both a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the assets are required are Level 1 fair value measurements. ASC 820 is effective for the first reporting period (including interim periods) beginning after August 28, 2009. The amendments of ASC 820 did not have a material impact on the Company’s financial position, results of operations and cash flows.

In September 2009, the FASB issued ASU No. 2009-06, “Income Taxes (Topic 740)—Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities”, and it provides implementation guidance on accounting for uncertainty in income taxes effective for interim and annual reporting period ending on or after September 15, 2009. The adoption of ASU No. 2009-06 did not have any impact on the Company's financial position, results of operations and cash flows.

In October 2009, the FASB issued ASU No. 2009-13 “Multiple-Deliverable Revenue Arrangements — a consensus of the FASB Emerging Issues Task Force” that provides amendments to the criteria for separating consideration in multiple-deliverable arrangements. As a result of these amendments, multiple-deliverable revenue arrangements will be separated in more circumstances than under existing U.S. GAAP. The ASU does this by establishing a selling price hierarchy for determining the selling price of a deliverable. The selling price used for each deliverable will be based on vendor-specific objective evidence if available, third-party evidence if vendor-specific objective evidence is not available, or estimated selling price if neither vendor-specific objective evidence nor third-party evidence is available. A vendor will be required to determine its best estimate of selling price in a manner that is consistent with that used to determine the price to sell the deliverable on a standalone basis. This ASU also eliminates the residual method of allocation and will require that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method, which allocates any discount in the overall arrangement proportionally to each deliverable based on its relative selling price. Expanded disclosures of qualitative and quantitative information regarding application of the multiple-deliverable revenue arrangement guidance are also required under the ASU. The ASU does not apply to arrangements for which industry specific allocation and measurement guidance exists, such as long-term construction contracts and software transactions. The ASU is effective beginning January 1, 2011. While the Company does not believe this Update will have a material impact, it is currently evaluating the impact of this update on the Company's financial statements.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
(Stated in US Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(o) Recent Accounting Pronouncements (Continued)

In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements”. This update provides amendments to Subtopic 820-10 that required new disclosures for 2 situations. i) A report entity should disclose separately the amount of significant transfer in and out of Level 1 and 2 fair value measurements and describe the reasons for the transfers. ii) In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuance, and settlements. None of the new pronouncements has current application to the Company.

In February 2010, the FASB issued ASU No. 2010-09 “Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements”. This Update provides amendments to i)An entity that either (a) is an SEC filer or (b) is a conduit bond obligor for conduit debt securities that are traded in a public market (a domestic or foreign stock exchange or an over-the-counter market, including local or regional markets) is required to evaluate subsequent events through the date that the financial statements are issued. If an entity meets neither of those criteria, then it should evaluate subsequent events through the date the financial statements are available to be issued. ii)The glossary of Topic 855 is amended to include the definition of SEC filer. iii)An entity that is an SEC filer is not required to disclose the date through which subsequent events have been evaluated. iv)The glossary of Topic 855 is amended to remove the definition of public entity. v)The scope of the reissuance disclosure requirements is refined to include revised financial statements only. None of the new pronouncements has current application to the Company.

In May 2010, the FASB issued ASU No. 2010-19 “ Foreign Currency (Topic 830): Foreign Currency Issues: Multiple Foreign Currency Exchange Rates (SEC Update)”. The purpose of this Update is to codify the SEC Staff Announcement made at the March 18, 2010 meeting of the FASB Emerging Issues Task Force (EITF) by the SEC Observer to the EITF. The Staff Announcement provides the SEC staff’s view on certain foreign currency issues related to investments in Venezuela. None of the new pronouncements has current application to the Company.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
(Stated in US Dollars)

3. OTHER RECEIVABLES

Other receivables mainly consist of loans to third parties, which are interest free, unsecured and repayable on demand.

4. PREPAID EXPENSES

Prepaid expenses mainly consist of construction fee advance to third-party contractors, which will be transferred to construction in progress once the material arrived or expenses occurred.

5. PROPERTY, PLANT AND EQUIPMENT

The following is a summary of property, plant and equipment:

	December 31, 2010	December 31, 2009
	$	$
Cost
Leasehold improvements and buildings	10,502,775	8,081,950
Machineries	4,404,916	4,020,200
Motor vehicles	184,055	95,110
Office equipments	37,387	3,907
Construction in progress	1,668,128	-
Total	16,797,261	12,201,167

Accumulated depreciation	(1,740,975)	(901,961)

Property, plant and equipment, net	15,056,286	11,299,206

Depreciation expenses for the years ended December 31, 2010 and 2009 were $860,962 and $826,801, respectively.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
(Stated in US Dollars)

6. INTANGIBLE ASSET

The following is a summary of intangible asset:

	December 31, 2010	December 31, 2009
	$	$
Cost
Coal mining right	662,298	642,365
Accumulated Amortization	(303,556)	(230,183)

Intangible asset, net	358,742	412,182

On April 6, 2006, the Company applied to the Fujian Ministry of Land and Resources PRC (“Ministry of LR”), for the underground coal mining right in Shangzhai Village, Yongding Town, Fujian Province, southwestern of China, covering an area of around 5,741.3 square metres. The mine is accessible by both railway and public roads. At the end of 2006, total remained coal resources were estimated by the Huaxia Institute to be 5.535 million tons within the valid mining permit AND the remained mineable coal reserve was estimated to be 3.098 million tons. At the end of 2009, total remaining coal reserve was estimated by Wardrop Engineering Inc. to be 1.354 million tons, including proven reserve 416K tons and Probable reserve 938K tons with 15-year mine life. The existing mining licence area is estimated to contain about 621K tons of measured resources, 1.4 million tonnes of indicated resource and 1.6 million tons of inferred resources. The proposed expansion licence area is estimated to contain about 3.1 million tons of measured resources, 9.3 million tons of indicated resources and 32.5 million tons of inferred resources.

As of December 28, 2006, the governmental reply from Fujian Economic and Trade Committee stated the retain reserve of the mine is 6.32 million tons and the legally producible reserve for the Company is 3.59 million tons, with the annual capacity of 90K tons for 26.6 years. As of December 15, 2010, the annual capacity had been approved to increase to 300K tons by Yongding Coal Industry Ministry.

The total consideration for the coal mining right is RMB4.39 million by installment for the available period from April, 2006 to April 2016. The Company can apply for the extension on coal mining right 30 days before the maturity. The price is determined by the local mining bureau from which the Company acquired its mining rights, based in part on market price set by the Ministry of LR. As of December 31, 2010 and 2009, the balances of coal mining right payable for the Company were $422,788 and $410,064. See additional discussion in Note 7, “OTHER PAYABLES”. The Company has obtained the Safe Production Certificate from November 10, 2008 to December 14, 2011 and Coal Production Certificate from December 18, 2008 to December 1, 2031.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
(Stated in US Dollars)

6. INTANGIBLE ASSET(Continued)

Amortization expense was approximately $65,219 and $64,207 for the years ended December 31, 2010 and 2009, respectively.

7. OTHER PAYABLES

The following is a summary of other payables and accrued liabilities:

	December 31, 2010	December 31, 2009
	$	$
Interest payable	564,307	794,072
Coal mining right payable	422,788	410,064
Environmental protection and Safety payable	398,917	313,396
Salary and welfare payable	259,545	88,768
Pension benefit payable	100,057	56,553
Construction fee payable	119,749	390,908
Accrued audit and consultant fee	107,649	86,886
Amount due to Mr. Lin Longwen	254,840	-
Other payable	62,700	6,250
	2,290,552	2,146,897

As of December 27, 2010, the Company applied for the postponed payment of the coal mining right within the available period. As of January 12, 2011, the Company had received the approved certificate from the Fujian Ministry of LR.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
(Stated in US Dollars)

8. Due to a director

The amount due to a director was mainly obtained from Mr. Shi Qingdong by RMB23,560,000 from September 2007 to July 1, 2010. The loan is interest free, unsecured and repayable on demand.

9. LONG-TERM BORROWINGS

The following is a summary of Long-term borrowings:

	December 31, 2010	December 31, 2009
	$	$
Loans from personal bearing interest at 1.5% per month, unsecured		2,562,901
Loans from personal bearing interest at 2.5% per month, unsecured	7,851,783	-
Loans from personal with no interest, unsecured	3,643,529	4,969,637
	11,495,312	7,532,538

Less: Current portion	-	-
Long-term borrowings	11,495,312	7,532,538

The unsecured long-term borrowings were obtained from Mr. Chen Yongle and Lin Wenlong, a third party to the Company. Accordance to a supplementary agreement entered with the Mr. Chen Yongle, he will consider converting his loans into shares of the Company at a condition to be renegotiated after the Company obtained approval for listing in the US capital market and also approval from the new investors, if any.

10. INCOME TAX

According to the local tax law in Yongding Town, Fujian Province, PRC, the income tax of coal industry is calculated by weight of exploitation, claiming $0.8(RMB5.5) per ton since March 31, 2008.

11. RELATED PARTY TRANSACTIONS

Apart from the transactions and balances disclosed elsewhere in the financial statements, the Company had no material transactions with its related parties during the periods presented.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
(Stated in US Dollars)

12. SEGMENT INFORMATION

No segment information is disclosed as the Company is engaged in the sales of coal. The nature of the products, the type of their customers and their distribution methods are substantially similar. The Company operates in a single segment in the PRC. SFAS 131, codified in FASB ASC Topic 280, has no effect on the Company’s financial statements as substantially all of its operations are conducted in one industry segment - coal mining.

13. ENVIRONMENTAL CONCERN

The Company obtained the eight commercial seams, numbered 3, 5, 7, 9, 23, 24, 28 and 28#, located in the coal mine zone in Shangzhai village, Fujian Province with no water on the earth’s surface and the residential area is far from the coal mine zone. As of November 25, 2009, the Ministry of LR signed the environmental recovery agreement with the Company for the management of environmental recovery of the coal mine in time, with the deposit by RMB3.86 million. As of the years ended December 31, 2010 and 2009, the amounts of environmental protection fee for the Company were $128,926 and $168,085.

YONGDING SHANGZHAI COAL MINE CO., LTD
FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
AND FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

YONGDING SHANGZHAI COAL MINE CO., LTD
INDEX TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Yongding Shangzhai Coal Mine Co., Ltd

We have audited the accompanying balance sheets of Yongding Shangzhai Coal Mine Co., Ltd (the "Company") as of June 30, 2010, December 31, 2009 and 2008, and the statements of income and comprehensive income, shareholders’ equity and cash flows for the six months ended June 30, 2010 and 2009 and the years ended December 31, 2009 and 2008. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2010, December 31, 2009 and 2008, and the results of its operations and its cash flows for the six months ended June 30, 2010 and 2009, and for the years ended December 31, 2009 and 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Parker Randall
Parker Randall CF (H.K.) CPA Limited
Certified Public Accountants,
Hong Kong
April 12, 2010

YONGDING SHANGZHAI COAL MINE CO., LTD
BALANCE SHEETS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND,
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

		June 30,	December 31,	December 31,
	Notes	2010	2009	2008
ASSETS		$	$	$
Current assets
Cash		635,358	395,733	87,678
Other receivables	3	265,657	384,988	147,571
Prepaid expenses	4	732,284	-	-
Total current assets		1,633,299	780,721	235,249

Non-current assets
Property, Plant and Equipment, net	5	11,288,163	11,299,206	13,771,177
Intangible asset, net	6	382,151	412,182	475,973
Total non-current assets		11,670,314	11,711,388	14,247,150
TOTAL ASSETS		13,303,613	12,492,109	14,482,399

LIABILITIES AND
STOCKHOLDERS' EQUITY
Current liabilities
Other payables and accrued liabilities	7	2,191,876	2,146,897	1,737,921
Due to a director	9	1,064,660	1,468,908	-
Total current liabilities		3,256,536	3,615,805	1,737,921

Non-current liabilities
Long-term borrowings	8	6,775,785	7,532,538	10,378,615
Due to a director	9	-	-	2,883,856
Total non-current liabilities		6,775,785	7,532,538	13,262,471
TOTAL LIABILITIES		10,032,321	11,148,343	15,000,392

STOCKHOLDER’S EQUITY
Paid-in capital		123,913	123,913	123,913
Reserve		73,191	73,191	-
Retained earnings		3,097,227	1,182,962	(605,188)
Effect of foreign currency translation		(23,039)	(36,300)	(36,718)
TOTAL STOCKHOLDER’S EQUITY		3,271,292	1,343,766	(517,993)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY		13,303,613	12,492,109	14,482,399

See accompanying notes to the financial statement

YONGDING SHANGZHAI COAL MINE CO., LTD
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009 AND,
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

		6 months ended	6 months ended	Years ended	Years ended
	Notes	June 30, 2010	June 30, 2009	December 31, 2009	December 31, 2008
		$	$	$	$
Sales		6,345,124	6,469,933	15,483,419	3,192,369
Less: Sales Tax		23,767	31,990	73,670	16,707
Net sales		6,321,357	6,437,943	15,409,749	3,175,662
Cost of sales		(3,417,584)	(4,186,289)	(9,171,294)	(1,744,633)
Gross profit		2,903,773	2,251,654	6,238,455	1,431,029
Selling expenses		(563)	(758)	(1,746)	(648)
Administrative expenses		(617,467)	(496,937)	(1,305,289)	(900,322)
Depreciation and amortization		(56,784)	(43,382)	(91,816)	(28,134)
Profit from operations		2,228,959	1,710,577	4,839,604	501,925
Other non-operating expenses		(20,721)	(2,493,684)	(2,679,816)	(4,739)
Other income		39,802	65,297	397,727	15,348
Interest expense		(271,824)	(253,759)	(504,143)	(536,593)
Income before tax		1,976,216	(971,569)	2,053,372	(24,059)
Income tax	10	(61,951)	(83,385)	(192,031)	(43,548)
Net income		1,914,265	(1,054,954)	1,861,341	(67,607)
Other comprehensive income - Effects of foreign currency conversion		13,261	(412)	418	(31,156)
Comprehensive income		1,927,526	(1,055,366)	1,861,759	(98,763)

See accompanying notes to the financial statements

YONGDING SHANGZHAI COAL MINE CO., LTD
STATEMENTS OF SHAREHOLDERS’ EQUITY
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009 AND,
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

				Accumulated
				other
	Paid-in		Retained	comprehensive
	capital	Reserve	earnings	income	Total
	$	$	$	$	$

Balance at December 31, 2007	123,913	-	(537,581)	(5,562)	(419,230)

Net income for the year	-	-	(67,607)	-	(67,607)
Foreign currency translation adjustment	-	-	-	(31,156)	(31,156)

Balance at December 31, 2008	123,913	-	(605,188)	(36,718)	(517,993)

Net income for the period	-	-	(1,054,954)	-	(1,054,954)
Foreign currency translation adjustment	-	-	-	(412)	(412)

Balance at June 30, 2009	123,913	-	(1,660,142)	(37,130)	(1,573,359)

Net income for the period	-	-	2,916,295	-	2,916,295
Appropriation to statutory reserves	-	73,191	(73,191)	-	-
Foreign currency translation adjustment	-	-	-	830	830

Balance at December 31, 2009	123,913	73,191	1,182,962	(36,300)	1,343,766

Net income for the period	-	-	1,914,265	-	1,914,265
Foreign currency translation adjustment	-	-	-	13,261	13,261

Balance at June 30, 2010	123,913	73,191	3,097,227	(23,039)	3,271,292

See accompanying notes to the financial statements

YONGDING SHANGZHAI COAL MINE CO., LTD
STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009 AND,
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

	6 months	6 months	Year ended	Year ended
	ended June	ended June	December	December
	30, 2010	30, 2009	31, 2009	31, 2008
	$	$	$	$
Cash Flows from Operating Activities
Net income	1,914,265	(1,054,954)	1,861,341	(67,607)
Provided by operating activities:
Depreciation and amortization	437,353	468,416	891,008	331,466
loss on retirement of fixed assets	-	2,488,343	2,673,302	-
Changes in assets and liabilities:
Other receivables	(557,346)	(149)	(237,168)	7,723,980
Prepaid expenses	(730,278)	-	-	-
Other payables and accrued liabilities	33,718	447,922	407,185	199,756

Net cash provided by operating activities	1,097,712	2,349,578	5,595,668	8,187,595

Cash Flows from Investing Activities
Purchase of property and equipment	(332,241)	(504,244)	(1,119,195)	(9,909,630)
Proceeds from disposal of property and equipment	-	-	102,805	-
Net cash used in investing activities	(332,241)	(504,244)	(1,016,390)	(9,909,630)

Cash flows from financing activities
Cash receipts from amounts borrowed	2,702,088	731,716	731,916	2,163,125

Cash repayments of amounts borrowed	(3,230,757)	(2,004,903)	(5,003,367)	(777,979)

Net cash provided by/(used in) financing activities	(528,669)	(1,273,187)	(4,271,451)	1,385,146

Effect of foreign currency translation on
	2,823	149	228	16,479
cash and cash equivalents

Net increase in cash and cash equivalents	239,625	572,296	308,055	(320,410)
Cash and cash equivalents at beginning of year	395,733	87,678	87,678	408,088

Cash and cash equivalents at end of year	635,358	659,974	395,733	87,678

Supplemental disclosure of cash flow information:
Cash paid for interests	143,894	270,589	519,513	1,273
Cash paid for income taxes	61,951	83,385	192,031	43,548

See accompanying notes to the financial statements

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

The Company was incorporated in the People's Republic of China ("PRC") on August 4, 2005 in Fujian province, with the principle business of coal mining and production.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

(b) Basis of Presentation

The Company's financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP").

This basis of accounting differs in certain material respects from that used for the preparation of the books of account of the Company, which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to enterprises with limited liabilities established in the PRC ("PRC GAAP"), the accounting standards used in the places of their domicile. The accompanying financial statements reflect necessary adjustments not recorded in the books of account of the Company to present them in conformity with US GAAP.

(c) Economic and Political Risks

The Company's operations are conducted in the PRC. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(d) Use of Estimates

In preparing of the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods. These accounts and estimates include, but are not limited to, the valuation of accounts receivable, inventories, deferred income taxes and the estimation on useful lives of plant and machinery. Actual results could differ from those estimates.

(e) Concentrations of Credit Risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents and amounts due from a related party. The Company places its cash with financial institutions with high-credit ratings and quality. In addition, the Company conducts periodic reviews of the related party financial conditions and payment practices.

During the six months ended June 30, 2010, five customers represented 14.2%, 14.1%, 14.0%, 14.0% and 13.8% of the total revenue, respectively. During the year ended December 31, 2009, five customers represented 15.4%, 15.3%, 15.2%, 15.1% and 15.0% of the total revenue, respectively. During the year ended December 31, 2008, five customers represented 17.3%, 14.8%, 14.5%, 13.6% and 13.0% of the total revenue, respectively. The Company’s revenue is generated from buyers in mainland China.

(f) Cash and Cash Equivalents

The Company considers all highly liquid investments with initial maturities of three months or less to be cash equivalents.

(g) Property, plant and equipment

Property, plant and equipment, are stated at cost less depreciation and amortization and accumulated impairment loss. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use. Maintenance, repairs and betterments, including replacement of minor items, are charged to expense; major additions to physical properties are capitalized.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(g) Property, plant and equipment(Continued)

Depreciation of property, plant and equipment is calculated to written off the cost, less their estimated residual value, if any, using the straight-line method over their estimated useful lives. The estimated useful lives are as follows:

Leasehold improvements and buildings	20 years
Machinery	10 years
Motor vehicles	5 years
Office equipment	5 years

(h) Intangible asset

Intangible asset represents the coal mining right and is recorded at cost less accumulated amortization. Amortization is provided over the term of the right agreements on a straight-line basis with the estimated useful lives of 10 years.

(i) Foreign Currency Translation

The Company maintains its financial statements in the functional currency. The functional currency of the Company is the Renminbi (RMB). Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company which are prepared using the functional currency have been translated into United States dollars. Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates. Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(i) Foreign Currency Translation(Continued)

	2010.6.30	2009.6.30	2009.12.31	2008.12.31

Period end US$ : RMB exchange rate	6.7909	6.8319	6.8282	6.8346
Average periodic US$ : RMB exchange rate	6.8096	6.8333	6.8314	7.0696

RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(j) Revenue Recognition

The Company’s revenue recognition policies are in compliance with SEC Staff Accounting Bulletin (“SAB”) 104 (codified in FASB ASC Topic 480). Coal sales revenues represent sales to individual customers who sold the coal to coal processing companies, power stations and steel factories. Sales revenue is recognized when a formal arrangement exists, which is generally represented by a contract between the Company and the buyer; the price is fixed or determinable; title has passed to the buyer, which generally is at the time of delivery; no other significant obligations of the Company exist and collectability is reasonably assured.

(k) Cost of Revenue

Cost of revenue consists primarily of labour cost, governmental charges of coal excavation and related expenses which are directly attributable to coal excavation.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(l) Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” codified in FASB ASC Topic 740, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

(m) Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current components of other comprehensive income are the foreign currency translation adjustment.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(n) Recent Accounting Pronouncements

In April 2008, the FASB issued FASB Staff Position No. 142-3, DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS (“FSP No. 142-3”) to improve the consistency between the useful life of a recognized intangible asset (under SFAS No. 142) and the period of expected cash flows used to measure the fair value of the intangible asset (under SFAS No. 141(R)). FSP No. 142-3 amends the factors to be considered when developing renewal or extension assumptions that are used to estimate an intangible asset’s useful life under SFAS No. 142. The guidance in the new staff position is to be applied prospectively to intangible assets acquired after December 31, 2008. In addition, FSP No.142-3 increases the disclosure requirements related to renewal or extension assumptions. The Company does not believe implementation of FSP No. 142-3 have a material impact on its financial statements.

In May 2008, the FASB issued statement No. 162, THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “the Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”.

In April 2009, the FASB issued FSP 157-4, DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. FSP 157-4 does not require disclosures for earlier periods presented for comparative purposes at initial adoption. In periods after initial adoption, FSP 157-4 requires comparative disclosures only for periods ending after initial adoption. The adoption of the provisions of FSP 157-4 is not anticipated to materially impact on the Company’s results of operations or the fair values of its assets and liabilities.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(n) Recent Accounting Pronouncements (Continued)

In May 2009, the FASB issued FSP SFAS 165 “Subsequent Events”. The objective of this Statement is to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for the interim and annual periods ending after June 15, 2009, which is now codified as FASB ASC 855 “Subsequent Events”. The adoption of FASB ASC 855 did not have a material impact on the Company’s financial position, results of operations and cash flows. Effective February 24, 2010, the Company adopted Accounting Standards Update (“ASU”) No. 2010-09, “Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements”, which removes the requirement to disclose the date through which subsequent events have been evaluated. The adoption of the ASU did not have a material impact on the Company’s financial position, results of operations and cash flows.

In June 2009, the FASB issued SFAS 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No 162”, which supersedes all existing non-SEC accounting and reporting standards. The codification does not change GAAP but rather organizes it into a new hierarchy with two levels: authoritative and non-authoritative. All authoritative GAAP carries equal weight and is organized in a topical structure. The adoption of SFAS 168 did not have a material impact on the Company’s financial position, results of operations and cash flows.

In August 2009, the FASB issued ASU No. 2009-05, “Measuring Liabilities at Fair Value”, which is codified as ASC 820, “Fair Value Measurements and Disclosures”. This Update provides amendments to ASC 820-10, Fair Value Measurements and Disclosures –Overall, for the fair value measurement of liabilities. This Update provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using a valuation technique that uses the quoted price of the identical liability when traded as an asset, quoted prices for similar liabilities or similar liabilities when traded as assets, or that is consistent with the principles of ASC 820. The amendments in this Update also clarify that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents transfer of the liability.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(n) Recent Accounting Pronouncements (Continued)

The amendments in this Update clarify that both a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the assets are required are Level 1 fair value measurements. ASC 820 is effective for the first reporting period (including interim periods) beginning after August 28, 2009. The amendments of ASC 820 did not have a material impact on the Company’s financial position, results of operations and cash flows.

In September 2009, the FASB issued ASU No. 2009-06, “Income Taxes (Topic 740)—Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities”, and it provides implementation guidance on accounting for uncertainty in income taxes effective for interim and annual reporting period ending on or after September 15, 2009. The adoption of ASU No. 2009-06 did not have any impact on the Company's financial position, results of operations and cash flows.

In October 2009, the FASB issued ASU No. 2009-13 “Multiple-Deliverable Revenue Arrangements — a consensus of the FASB Emerging Issues Task Force” that provides amendments to the criteria for separating consideration in multiple-deliverable arrangements. As a result of these amendments, multiple-deliverable revenue arrangements will be separated in more circumstances than under existing U.S. GAAP. The ASU does this by establishing a selling price hierarchy for determining the selling price of a deliverable. The selling price used for each deliverable will be based on vendor-specific objective evidence if available, third-party evidence if vendor-specific objective evidence is not available, or estimated selling price if neither vendor-specific objective evidence nor third-party evidence is available. A vendor will be required to determine its best estimate of selling price in a manner that is consistent with that used to determine the price to sell the deliverable on a standalone basis. This ASU also eliminates the residual method of allocation and will require that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method, which allocates any discount in the overall arrangement proportionally to each deliverable based on its relative selling price. Expanded disclosures of qualitative and quantitative information regarding application of the multiple-deliverable revenue arrangement guidance are also required under the ASU. The ASU does not apply to arrangements for which industry specific allocation and measurement guidance exists, such as long-term construction contracts and software transactions. The ASU is effective beginning January 1, 2011. While the Company does not believe this Update will have a material impact, it is currently evaluating the impact of this update on the Company's financial statements.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

3. OTHER RECEIVABLES

Other receivables mainly consist of loans to third parties, which are interest free, unsecured and repayable on demand.

4. PREPAID EXPENSES

Prepaid expenses mainly consist of construction fee advance to third-party contractors, which will be transferred to construction in progress once the material arrived or expenses occurred.

5. PROPERTY, PLANT AND EQUIPMENT

The following is a summary of property, plant and equipment:

	June 30, 2010	December 31, 2009	December 31, 2008
	$	$	$
Cost
Leasehold improvements and buildings	8,233,506	8,081,950	10,496,635
Machineries	4,156,901	4,020,200	3,925,108
Motor vehicles	95,631	95,110	-
Office equipments	4,879	3,907	-
Construction in progress	110,420	-	-
Total	12,601,337	12,201,167	14,421,743

Accumulated depreciation	(1,313,174)	(901,961)	(650,566)

Property, plant and equipment, net	11,288,163	11,299,206	13,771,177

Depreciation expenses for the six months ended June 30, 2010 and the years ended December 31, 2009 and 2008 were $405,147, $826,801 and $269,422, respectively.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

6. INTANGIBLE ASSET

The following is a summary of intangible asset:

	June 30, 2010	December 31, 2009	December 31, 2008
	$	$	$
Cost
Coal mining right	645,893	642,365	641,764
Accumulated Amortization	(263,742)	(230,183)	(165,791)

Intangible asset, net	382,151	412,182	475,973

On April 6, 2006, the Company applied to the Fujian Ministry of Land and Resources PRC (“Ministry of LR”), for the underground coal mining right in Shangzhai Village, Yongding Town, Fujian Province, southwestern of China, covering an area of around 5,741.3 square metres. The mine is accessible by both railway and public roads. At the end of 2006, total remained coal resources were estimated by the Huaxia Institute to be 5.535 million tons within the valid mining permit AND the remained mineable coal reserve was estimated to be 3.098 million tons. At the end of 2009, total remaining coal reserve was estimated by Wardrop Engineering Inc. to be 1.354 million tons, including proven reserve 416K tons and Probable reserve 938K tons with 15-year mine life. The existing mining licence area is estimated to contain about 621K tons of measured resources, 1.4 million tonnes of indicated resource and 1.6 million tons of inferred resources. The proposed expansion licence area is estimated to contain about 3.1 million tons of measured resources, 9.3 million tons of indicated resources and 32.5 million tons of inferred resources.

As of December 28, 2006, the governmental reply from Fujian Economic and Trade Committee stated the retain reserve of the mine is 6.32 million tons and the legally producible reserve for the Company is 3.59 million tons, with the annual capacity of 90K tons for 26.6 years. As of December 15, 2010, the annual capacity had been approved to increase to 300K tons by Yongding Coal Industry Ministry.

The total consideration for the coal mining right is RMB4.39 million by installment for the available period from April, 2006 to April 2016. The Company can apply for the extension on coal mining right 30 days before the maturity. The price is determined by the local mining bureau from which the Company acquired its mining rights, based in part on market price set by the Ministry of LR. As of June 30, 2010 and December 31, 2009 and 2008, the balances of coal mining right payable for the Company were $412,316, $410,064 and $512,100. See additional disclosure in Note 7, “OTHER PAYABLES”. The Company has obtained the Safe Production Certificate from November 10, 2008 to December 14, 2011 and Coal Production Certificate from December 18, 2008 to December 1, 2031.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

6. INTANGIBLE ASSET(Continued)

Amortization expenses were approximately $32,207, $64,207 and $62,044 for the 6 months ended June 30, 2010 and the years ended December 31, 2009 and 2008, respectively.

7. OTHER PAYABLES

The following is a summary of other payables and accrued liabilities:

	June 30, 2010	December 31, 2009	December 31, 2008
	$	$	$
Interest payable	926,716	794,072	819,665
Coal mining right payable	412,316	410,064	512,100
Environmental protection and Safety payable	302,825	313,396	222,770
Salary and welfare payable	200,181	88,768	-
Construction fee payable	168,830	390,908	81,374
Accrued audit and consultant fee	75,678	86,886	39,744
Other payable	105,330	62,803	62,268
	2,191,876	2,146,897	1,737,921

As of December 27, 2010, the Company applied for the postponed payment of the coal mining right within the available period. As of January 12, 2011, the Company had received the approved certificate from the Fujian Ministry of LR.

8. LONG-TERM BORROWINGS

The following is a summary of Long-term borowings:

	June 30, 2010	December 31, 2009	December 31, 2008
	$	$	$
Loans from personal bearing interest at 1.5% per month, unsecured	1,325,303	2,562,901	2,662,921
Loans from personal with no interest, unsecured	5,450,482	4,969,637	7,715,693
	6,775,785	7,532,538	10,378,615

Less: Current portion	-	-	-

Long-term borrowings	6,775,785	7,532,538	10,378,615

The long-term borrowings were obtained from Mr. Chen Yongle and Lin Wenlong, a third party to the Company and all the borrowings had been extended as of July 1, 2010. See additional disclosure in Note 14, “SUBSEQUENT EVENT”.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

9. Due to a director

The amount due to a director was mainly obtained from Mr. Shi Qingdong by RMB23,560,000 from September 2007 to July 1, 2010. The loan is interest free, unsecured and repayable on demand.

10. INCOME TAX

According to the local tax law in Yongding Town, Fujian Province, PRC, the income tax of coal industry is calculated by weight of exploitation, claiming $0.8(RMB5.5) per ton since March 31, 2008.

11. RELATED PARTY TRANSACTIONS

Apart from the transactions and balances disclosed elsewhere in the financial statements, the Company had no material transactions with its related parties during the periods presented.

12. SEGMENT INFORMATION

No segment information is disclosed as the Company is engaged in the sales of coal. The nature of the products, the type of their customers and their distribution methods are substantially similar. The Company operates in a single segment in the PRC. SFAS 131, codified in FASB ASC Topic 280, has no effect on the Company’s financial statements as substantially all of its operations are conducted in one industry segment - coal mining.

13. ENVIRONMENTAL CONCERN

The Company obtained the eight commercial seams, numbered 3, 5, 7, 9, 23, 24, 28 and 28#, located in the coal mine zone in Shangzhai village, Fujian Province with no water on the earth’s surface and the residential area is far from the coal mine zone. As of November 25, 2009, the Ministry of LR signed the environmental recovery agreement with the Company for the management of environmental recovery of the coal mine in time, with the deposit by RMB3.86 million. As of 6 months ended 30 June 2010 and 2009 and the years ended December 31, 2009 and 2008, the amounts of environmental protection fee for the Company was $70,260, $84,020, $168,085 and $162,422.

14. SUBSEQUENT EVENT

Share capital transfer

As of November 1, 2010, Mr. Lin Chuanzheng, Mr. Lin Wensi and Mr. Shi Qingdong, the shareholders of the Company have signed the share capital transfer agreement with Dragon International Resources Group Co, Limited, a company registered in Hong Kong, for the total equity interest transfer by 50%, 25% and 25%. As of December 20, 2010, the Company has been approved for the change as foreign investment company in RPC with the same aggregate investment, registered capital and paid-in capital by RMB1 million.

YONGDING SHANGZHAI COAL MINE LTD
NOTES TO THE FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Stated in US Dollars)

14. SUBSEQUENT EVENT(Continued)

Long-term borrowings

As of July 1, 2010, Mr. Chen Yongle signed the agreement to extend all the loans lending period from July 1, 2010 to July 30, 2013, target at all the remaining borrowings lent to the Company and bearing a new interest rate at 2.5% per month. As of July 1, 2010, the long-term borrowings obtained from Mr. Chen Yongle was $7,657,306, including the remaining balance brought forward from June 30, 2010 by $5,689,037 and a new borrowing started from July 1, 2010 by $1,968,269.